Exhibit 14

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference into the Proxy Statement and Prospectus (the Proxy/Prospectus) constituting part of this Registration Statement on Form N-14 (the Registration Statement) of Fidelity Rutland Square Trust II: Strategic Advisers Core Income Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International II Fund, Strategic Advisers International Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers U.S. Opportunity II Fund, and Strategic Advisers U.S. Opportunity Fund, of our report dated February 28, 2010, on the financial statements and financial highlights included in the Annual Report to Shareholders of Fidelity Rutland Square Trust: PAS Core Income Fund of Funds, PAS Income Opportunities Fund of Funds, PAS International Fidelity Fund of Funds, PAS International Fund of Funds, PAS Small-Mid Cap Fund of Funds, PAS U.S. Opportunity Fidelity Fund of Funds, and PAS U.S. Opportunity Fund of Funds.

We further consent to the references to our Firm under the headings "Experts" and "Additional Information About the Funds" in the Proxy/Prospectus and to the references to our Firm under the headings "Financial Highlights" in the April 30, 2010 Prospectuses and "Independent Registered Public Accounting Firm" in the April 30, 2010 Statements of Additional Information for Fidelity Rutland Square Trust: PAS Core Income Fund of Funds, PAS Income Opportunities Fund of Funds, PAS International Fidelity Fund of Funds, PAS International Fund of Funds, PAS Small-Mid Cap Fund of Funds, PAS U.S. Opportunity Fidelity Fund of Funds, and PAS U.S. Opportunity Fund of Funds, and to the references to our Firm under the headings "Financial Highlights" in the June 5, 2010 Prospectuses and "Independent Registered Public Accounting Firm" in the June 5, 2010 Statements of Additional Information for Fidelity Rutland Square Trust II: Strategic Advisers Core Income Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International II Fund, Strategic Advisers International Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers U.S. Opportunity II Fund, and Strategic Advisers U.S. Opportunity Fund, which are also incorporated by reference into the Proxy/Prospectus.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
____________________________
Boston, Massachusetts
June 16, 2010